UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2005

Santarus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50651	33-0734433
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10590 West Ocean Air Drive, Suite 200, San Diego, California		92130
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 314-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On February 15, 2005, Arthur J. Klausner resigned from Santarus, Inc.’s board of directors and its committees. Mr. Klausner’s resignation did not result from any disagreement with Santarus concerning any matter relating to Santarus’ operations, policies or practices. Prior to his resignation, Mr. Klausner served as an independent Class I director.

(d) On Feburary 15, 2005, Michael G. Carter, M.B., Ch.B., F.R.C.P. (U.K.) was appointed by Santarus’ board of directors to serve as a Class I director in the vacancy created by the resignation of Mr. Klausner. This appointment by the remaining board of directors was based on the recommendation of its nominating/corporate governance committee. Dr. Carter was recommended to the nominating/corporate governance committee by existing members of Santarus’ board of directors, and has been determined by Santarus’ board of directors to be independent, as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards. Dr. Carter was also appointed to the nominating/corporate governance committee.

In connection with his appointment, Santarus granted to Dr. Carter options to purchase 35,000 shares of common stock of Santarus at an exercise price of $7.15 per share under Santarus' Amended and Restated 2004 Equity Incentive Award Plan. One-third (1/3) of the total number of shares subject to the options will vest on the first, second and third anniversaries of Dr. Carter's appointment as a director, subject to Dr. Carter's continued service for Santarus.

Santarus issued a press release on February 16, 2005 announcing Mr. Klausner's resignation and Dr. Carter’s appointment to the board of directors, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

10.1 -- Form of Immediately Exercisable Stock Option Agreement under Santarus, Inc. Amended and Restated 2004 Equity Incentive Award Plan

99.1 -- Press Release, dated February 16, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Santarus, Inc.

February 15, 2005	By:	Gerald T. Proehl

Name: Gerald T. Proehl
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Immediately Exercisable Stock Option Agreement under Santarus, Inc. Amended and Restated 2004 Equity Incentive Award Plan
99.1	Press Release, dated February 16, 2005